Commitments, Guarantees and Contingent Liabilities (Amounts Due of Certain Computer Systems Operated and Maintained under Non-cancelable Contracts with Third-party Service Providers) (Detail) - JPY (¥)
¥ in Millions
	Mar. 31, 2025	Mar. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
2025		¥ 6,218
2026	5,809	3,462
2027	4,618	2,735
2028	2,884	1,704
2029	106	52
2030	51
On or after 2030		1
On or after 2031	1
Total	¥ 13,469	¥ 14,172